UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
December 7, 2004

(Date of Earliest Event Reported: December 7, 2004)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 7, 2004, we presented at the Wachovia Securities Pipeline Conference and Symposium.  A copy of the press release is attached as Exhibit 99.A and is incorporated herein by reference.  A copy of the finance, credit facilities and liquidity update is provided herein as Exhibit 99.B.  A complete copy of the slide presentation can be found at www.elpaso.com.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit Number	Description

99.A	Press Release dated December 7, 2004.
99.B	Finance, Credit Facilities and Liquidity update.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

 Dated:  December 7, 2004

EXHIBIT INDEX
Exhibit Number	Description

99.A	Press Release dated December 7, 2004.
99.B	Finance, Credit Facilities and Liquidity update.